Guinness Atkinson Funds
Guinness Atkinson Global Innovators Fund
Guinness Atkinson Global Energy Fund
Supplement dated September 27, 2005 to the Prospectus
dated April 30, 2005

Effective November 1, 2005, the maximum annual management fees payable to Guinness Atkinson Asset Management, LLC, each Fund’s investment adviser (the “Advisor”), for each of the Funds listed above will decline from 0.90% of average daily net assets to 0.75%. In addition, effective November 1, 2005, each of these Funds will bear a Shareholder Servicing Fee of up to 0.25% of average daily net assets. Accordingly, each such Fund’s Annual Fund Operating Expenses Table is modified as shown below. These changes will have the effect of reducing the Total Annual Fund Operating Expenses for the Global Innovators Fund (after waivers and reimbursements) from 1.88% to 1.55%. The estimated Total Annual Fund Operating Expenses for the Global Energy Fund are unchanged.

Global Innovators Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees:	0.75%
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%):[1]	0.91%
Expense Waiver/Reimbursement:	-0.11
Total Annual Fund Operating Expenses: [2]	1.55%

Global Energy Fund :

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees:	0.75%
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%):[1]	0.70%
Total Annual Fund Operating Expenses: [2]	1.45%

1 ”Other Expenses” are based on estimates for the period from November 1, 2005 to June 30, 2006 and reflect the Fund’s current expenses.

2 The Advisor is contractually obligated to cap the Total Annual Operating Expenses of the Global Innovators Fund and the Global Energy Fund at 1.55% and 1.45%, respectively, through June 30, 2006. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy these caps, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense caps.